UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2019

Rexahn Pharmaceuticals, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	REXN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective August 24, 2019, Rexahn Pharmaceuticals, Inc. (the “Company”) and BioSense Global LLC (“BioSense”) entered into an amendment (the “Amendment”) to the Collaboration and License Agreement (the “Agreement”) between the parties dated as of February 25, 2019.  Pursuant to the Amendment, the parties agreed to extend from August 24, 2019 until September 23, 2019 the due date for the final installment of $1.5 million of the upfront payment owed by BioSense to the Company under the Agreement (the “License Fee”). Under the terms of the Agreement, the Company has agreed to grant BioSense an exclusive license to develop and commercialize pharmaceutical products containing RX-3117 as a single agent for the prevention or treatment of metastatic pancreatic cancer and other forms of cancer in the Republic of Singapore, China, Hong Kong, Macau and Taiwan that is effective upon payment in full of the License Fee. Except as modified by the Amendment, the Agreement remains in full force and effect. A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

To the extent any statements made in this current report deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the payment of the License Fee and the development of RX-3117. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by the Company’s forward-looking statements. For the Company, particular uncertainties and risks include, among others, a decision by BioSense not to make the required payment or to seek further delays or other modifications to the Agreement. More detailed information factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. All forward-looking statements in this current report on Form 8-K speak only as of the date of this current report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Collaboration and License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: August 29, 2019	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer